UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2014

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	0-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 23, 2014, the Boards of Directors of United Community Financial Corp. (“UCFC”) and its wholly-owned subsidiary, The Home Savings and Loan Company of Youngstown, Ohio (“Home Savings”), elected Ellen J. Tressel to serve as a director of UCFC and Home Savings, which appointments will be effective on October 1, 2014. Mrs. Tressel has been appointed to fill the vacancy created by the retirement of David C. Sweet for the term expiring in 2017. The UCFC and Home Savings Boards will consider Mrs. Tressel’s Board Committee appointments at its October meetings. Mrs. Tressel’s compensation as a director shall be subject to UCFC’s customary terms of directors’ retainer fees and awards, as described in UCFC’s proxy statement under the section, “Director Compensation.”

A copy of the press release issued to announce the appointment of Mrs. Tressel to the Board of UCFC is attached hereto as Exhibit 99.

(e) On September 23, 2014, the Compensation Committee and the Board of Directors of United Community Financial Corp. approved an Amended and Restated Executive Incentive Plan previously adopted on January 21, 2014. The Plan provides incentive compensation awards to Messrs. Small, Esson, Garrity and Nohra.

As originally adopted, the Plan named certain officers who no longer hold those respective positions, and the Plan was to make awards based upon UCFC’s actual performance for the 12 months ended September 30 compared to the actual performance of the peer group during the same 12 month period, looking at six performance measures. However, the Compensation Committee determined that, since the Company’s strategic plans and budget are based upon a calendar year and peer incentive plans measure performance on a calendar year, it was appropriate to make this change. It continues to be true that in order for any awards to be made under the Plan for 12 months of performance, UCFC must report positive net income for the calendar year ended December 31.

A copy of the Amended and Restated Executive Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Executive Incentive Plan

99	Press Release dated September 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Jude J. Nohra, General Counsel & Secretary

Date: September 29, 2014